UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2015

First BanCorp.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1519 Ponce de Leon Ave., PO Box 9146, San Juan, Puerto Rico		00908-0146
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-729-8041

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02 (e) Compensatory Arrangements of Certain Officers

Effective March 20, 2015, the independent members of the Board of Directors of First BanCorp. (the “Corporation”) determined to increase the salary amounts paid to its named executive officers (“NEOs”) for fiscal year 2015 by adjusting the base salary component paid in the Corporation’s common stock, par value $0.10 per share (“Salary Stock”).

The shares to be issued in connection with the Salary Stock are to be issued to the executive officers on a biweekly basis consistent with the Corporation’s pay cycle and the practice in 2013 and 2014. The base salary amounts in cash and Common Stock, as adjusted to be paid to the NEOs for fiscal year 2015, are as indicated in the table below.

	Base Salary - Paid	Base Salary - Paid
NEO	in Cash	in Common Stock	Total Base Salary
Aurelio Alemán-Bermúdez, President and Chief Executive Officer	$880,000	$880,000	$1,760,000

Orlando Berges-González, Executive Vice President and Chief Financial Officer	$600,000	$320,000	$920,000

Calixto García-Velez, Executive Vice President	$550,000	$230,000	$780,000

Lawrence Odell, Executive Vice President, General Counsel and Secretary of the Board	$550,000	$120,000	$670,000

Cassan Pancham, Executive Vice President	$400,000	$180,000	$580,000

Additionally, effective March 20, 2015, the independent members of the Board of Directors of the Corporation approved grants of restricted stock to the NEOs. The actions taken were consistent with the requirements of the Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued by the U.S. Department of the Treasury (the “Treasury”) in June 2009 (the “TARP Interim Final Rule”). The TARP Interim Final Rule imposes certain restrictions on compensation paid by the Corporation to its “senior executive officers” and certain other employees as a participant in the TARP Capital Purchase Program (“CPP”).

In light of the CPP-related restrictions, the Corporation’s incentive program for NEOs is solely in the form of restricted stock, thereby aligning our executives’ compensation with the Corporation’s long-term profitability. Consistent with the requirements of the CPP, the restricted stock issued will vest as follows: fifty percent (50%) of the shares on the second anniversary date of the grant and the remaining fifty percent (50%) on the third anniversary date of the grant. Notwithstanding the terms of the restricted stock, given the additional CPP-related restrictions on transferability of the shares, which could result in the forfeiture of certain of the shares awarded, the number of shares to be transferred to the NEO will not be known until the Treasury has sold all of its investment in the Corporation.

Each NEO was granted the following restricted stock awards:

	Number of Shares of	Value of Restricted
	Restricted Stock	Stock
NEO	Awarded	Awarded[1]

Aurelio Alemán-Bermúdez, President and Chief Executive Officer	138,364	$879,995

Orlando Berges-González, Executive Vice President and Chief Financial Officer	72,327	$460,000

Calixto García-Velez, Executive Vice President	61,230	$389,995

Lawrence Odell, Executive Vice President, General Counsel and Secretary of the Board	47,169	$299,995

Cassan Pancham, Executive Vice President	42,452	$269,995

[1]	Fair market value of the stock awarded was determined using the closing price of the Corporation’s Common Stock on March 20, 2015 ($6.36), the grant date of the award.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First BanCorp.

March 26, 2015	By:	/s/ Lawrence Odell

Name: Lawrence Odell
Title: EVP and General Counsel